                                                                   EXHIBIT 23.01


                        CONSENT OF ARTHUR ANDERSEN, LLP



         As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into Firearms Training Systems, Inc.'s previously filed Registration Statement File No. 333-22349 and File No. 333-31219.


ARTHUR ANDERSEN LLP


Atlanta, Georgia
June 29, 2001